Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                          January 2, 2000              to        February 1, 2000
Determination Date                        February 9, 2000
Distribution Date                         February 14, 2000

Available Amounts
-----------------
   Scheduled Payments plus Payaheads, net of Excluded Amounts                        10,504,383.95
   Prepayment Amounts                                                                 1,354,815.50
   Recoveries                                                                           107,982.08
   Investment Earnings on Collection Account and Reserve Fund                            27,309.85
   Late Charges                                                                          17,761.90
   Servicer Advances                                                                          0.00

   Total Available Amounts                                                           12,012,253.28
   -----------------------                                                           -------------

Payments on Distribution Date
-----------------------------
   Trustee Fees (only applicable pursuant to an Event of Default)                             0.00
   Unreimbursed Servicer Advances to the Servicer                                             0.00
   Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                       0.00
   Interest due to Class A-1 Notes                                                       10,751.98
   Interest due to Class A-2 Notes                                                      292,282.57
   Interest due to Class A-3 Notes                                                      620,095.82
   Interest due to Class A-4 Notes                                                      146,800.09
   Interest due to Class B Notes                                                         46,869.58
   Interest due to Class C Notes                                                         41,618.90
   Interest due to Class D Notes                                                         29,539.11
   Class A-1 Principal Payment Amount                                                 2,444,643.62
   Class A-2 Principal Payment Amount                                                 8,379,651.61
   Class A-3 Principal Payment Amount                                                         0.00
   Class A-4 Principal Payment Amount                                                         0.00
   Class B Principal Payment Amount                                                           0.00
   Class C Principal Payment Amount                                                           0.00
   Class D Principal Payment Amount                                                           0.00
   Additional Principal to Class A-2 Notes                                                    0.00
   Additional Principal to Class A-3 Notes                                                    0.00
   Additional Principal to Class A-4 Notes                                                    0.00
   Additional Principal to Class B Notes                                                      0.00
   Additional Principal to Class C Notes                                                      0.00
   Additional Principal to Class D Notes                                                      0.00
   Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                           0.00
   Deposit to the Reserve Fund                                                                0.00
   Excess to Certificateholder                                                                0.00

   Total distributions to Noteholders and Certificateholders                         12,012,253.28
   ---------------------------------------------------------                         -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, In Event of Default only
--------------------------------------

               Trustee fees due on Distribution Date                                                          0.00


Unreimbursed Servicer Advances
------------------------------

               Unreimbursed Servicer Advances                                                                 0.00


Monthly Servicing Fee Schedule. If Servicing has been transferred
-----------------------------------------------------------------

         (i)   Servicing Fee Percentage                                                                       0.40%
         (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                     257,116,450.22
         (iii) Servicing Fee (((i)/12 X (ii))                                                                 0.00

         (iv)  Servicing Fee accrued but not paid in prior periods                                            0.00

               Total Servicing Fee due and accrued ((iii) + (iv))                                             0.00

               Servicing Fee carried forward                                                                  0.00

               Monthly Servicing Fee distributed                                                              0.00


Class A-1 Interest Schedule
---------------------------

               Opening Class A-1 principal balance                                                    2,444,643.62
               Class A-1 Interest Rate                                                                     4.94795%
               Number of days in Accrual Period                                                                 32
               Current Class A-1 interest due                                                            10,751.98
               Class A-1 interest accrued but not paid in prior periods                                       0.00
               Total Class A-1 interest due                                                              10,751.98
               Class A-1 interest carried forward                                                             0.00

               Class A-1 interest distribution                                                           10,751.98


Class A-2 Interest Schedule
---------------------------

               Opening Class A-2 principal balance                                                   66,680,434.00
               Class A-2 interest Rate                                                                        5.26%
               Current Class A-2 interest due                                                           292,282.57
               Class A-2 interest accrued but not paid in prior periods                                       0.00
               Total Class A-2 interest due                                                             292,282.57
               Class A-2 interest carried forward                                                             0.00

               Class A-2 interest distribution                                                          292,282.57


Class A-3 Interest Schedule
---------------------------

               Opening Class A-3 principal balance                                                  135,293,633.00
               Class A-3 interest Rate                                                                        5.50%
               Current Class A-3 interest due                                                           620,095.82
               Class A-3 interest accrued but not paid in prior periods                                       0.00
               Total Class A-3 interest due                                                             620,095.82
               Class A-3 interest carried forward                                                             0.00

               Class A-3 interest distribution                                                          620,095.82


Class A-4 Interest Schedule
---------------------------

               Opening Class A-4 principal balance                                                   31,345,216.00
               Class A-4 interest Rate                                                                        5.62%
               Current Class A-4 interest due                                                           146,800.09
               Class A-4 interest accrued but not paid in prior periods                                       0.00
               Total Class A-4 interest due                                                             146,800.09
               Class A-4 interest carried forward                                                             0.00

               Class A-4 interest distribution                                                          146,800.09

Class B Interest Schedule
-------------------------

               Opening Class B principal balance                                                    9,663,831.00
               Class B Interest Rate                                                                        5.82%
               Current Class B interest due                                                            46,869.58
               Class B interest accrued but not paid in prior periods                                       0.00
               Total Class B interest due                                                              46,869.58
               Class B interest carried forward                                                             0.00

               Class B interest distribution                                                           46,869.58


Class C Interest Schedule
-------------------------

               Opening Class C principal balance                                                    7,731,065.00
               Class C Interest Rate                                                                        6.46%
               Current Class C interest due                                                            41,618.90
               Class C interest accrued but not paid in prior periods                                       0.00
               Total Class C interest due                                                              41,618.90
               Class C interest carried forward                                                             0.00

               Class C interest distribution                                                           41,618.90


Class D Interest Schedule
-------------------------

               Opening Class D principal balance                                                    3,865,532.00
               Class D Interest Rate                                                                        9.17%
               Current Class D interest due                                                            29,539.11
               Class D interest accrued but not paid in prior periods                                       0.00
               Total Class D interest due                                                              29,539.11
               Class D interest carried forward                                                             0.00

               Class D interest distribution                                                           29,539.11


Class A-1 Principal Schedule
----------------------------

               Class A-1 Maturity Date                                                              May 15, 2000
         (i)   Opening Class A-1 principal balance                                                  2,444,643.62
         (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance        257,116,450.22
         (iii) ADCB as of last day of the Collection Period                                       248,272,886.30
         (iv)  Monthly Principal Amount ((ii) - (iii))                                             10,843,563.92
               Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                       2,444,643.62
               Class A-1 Principal Payment Amount distribution                                      2,444,643.62

               Class A-1 Principal Balance after current distribution                                       0.00


Class A Principal Payment Amount
--------------------------------

         (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount              233,319,283.00
         (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                  224,005,630.74
               Class A Principal Payment Amount                                                     9,313,652.26
               Funds available for distribution                                                     8,379,651.61


Class A-2 Principal Schedule
----------------------------

               Opening Class A-2 principal balance                                                 66,680,434.00
               Class A-2 Principal Payment Amount distribution                                      8,379,651.61

               Class A-2 principal balance after current distribution                              58,300,782.39


Class A-3 Principal Schedule
----------------------------

               Opening Class A-3 principal balance                                                135,293,633.00
               Class A-3 Principal Payment Amount distribution                                              0.00

               Class A-3 principal balance after current distribution                             135,293,633.00

Class A-4 Principal Schedule
----------------------------

     Opening Class A-4 principal balance                                                       31,345,216.00
     Class A-4 Principal Payment Amount distribution                                                    0.00

     Class A-4 principal balance after current distribution                                    31,345,216.00

Class B Principal Schedule
--------------------------

     Opening Class B principal balance                                                          9,663,831.00
     Class B Target Investor Principal Amount (3.7674% * ending ADCB)                           9,278,084.72
     Class B Floor                                                                             (4,479,533.69)
     Class B Principal Payment Amount due                                                         385,746.28
     Class B Principal Payment Amount distribution                                                      0.00

     Class B principal balance after current distribution                                       9,663,831.00

Class C Principal Schedule
--------------------------

     Opening Class C principal balance                                                          7,731,065.00
     Class C Target Investor Principal Amount (3.0139% * ending ADCB)                           7,422,418.52
     Class C Floor                                                                                275,071.38
     Class C Principal Payment Amount due                                                         308,646.48
     Class C Principal Payment Amount distribution                                                      0.00

     Class C principal balance after current distribution                                       7,731,065.00

Class D Principal Schedule
--------------------------

     Opening Class D principal balance                                                          3,865,532.00
     Class D Target Investor Principal Amount (1.5070% * ending ADCB)                           3,711,332.40
     Class D Floor                                                                              1,743,973.30
     Class D Principal Payment Amount due                                                         154,199.60
     Class D Principal Payment Amount distribution                                                      0.00

     Class D Principal balance after current distribution                                       3,865,532.00

Additional Principal Schedule
-----------------------------

     Floors applicable (Yes/No)                                                                           No
     Monthly Principal Amount                                                                  10,843,563.92
     Sum of Principal Payments payable on all classes                                          12,606,888.25
     Additional Principal payable                                                                       0.00
     Additional Principal available, if payable                                                         0.00

     Class A-2 Additional Principal allocation                                                             -
     Class A-2 principal balance after current distribution                                    58,300,782.39

     Class A-3 Additional Principal allocation                                                          0.00
     Class A-3 principal balance after current distribution                                   135,293,633.00

     Class A-4 Additional Principal allocation                                                          0.00
     Class A-4 principal balance after current distribution                                    31,345,216.00

     Class B Additional Principal allocation                                                            0.00
     Class B principal balance after current distribution                                       9,663,831.00

     Class C Additional Principal allocation                                                            0.00
     Class C principal balance after current distribution                                       7,731,065.00

     Class D Additional Principal allocation                                                            0.00
     Class D principal balance after current distribution                                       3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

     (i)   Servicing Fee Percentage                                                                             0.40%
     (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                           257,116,450.22
     (iii) Servicing Fee due (((i)/12) * (ii))                                                             85,705.48
     (iv)  Servicing Fee accrued but not paid in prior periods                                            505,145.38

           Total Servicing Fee due and accrued ((iii) + (iv))                                             590,850.86

           Servicing Fee carried forward                                                                  590,850.86

           Monthly Servicing Fee distributed                                                                    0.00


Reserve Fund Schedule
---------------------

           ADCB as of the end of the Collection Period                                                246,272,886.30
           Required Reserve Amount (ending ADCB * 0.70%)                                                1,723,910.20
           Prior month Reserve Fund balance                                                             1,065,261.71
           Deposit to Reserve Fund - excess funds                                                               0.00
           Interim Reserve Fund Balance                                                                 1,065,261.71
           Current period draw on Reserve Fund for Reserve Interest Payments                                    0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                   0.00
           Excess to Certificateholder                                                                          0.00
           Ending Reserve Fund balance                                                                  1,065,261.71

           Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                  0.43%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

     Class A-1
     ---------
     Class A-1 principal balance
     Initial Class A-1 principal balance                    130,040,761.00

     Note factor                                               0.000000000

     Class A-2
     ---------
     Class A-2 principal balance                             58,300,782.39
     Initial Class A-2 principal balance                     66,680,434.00

     Note factor                                               1.000000000
                                                               0.874331178

     Class A-3
     ---------
     Class A-3 principal balance                            135,293,633.00
     Initial Class A-3 principal balance                    135,293,633.00

     Note factor                                               1.000000000

     Class A-4
     ---------
     Class A-4 principal balance                             31,345,216.00
     Initial Class A-4 principal balance                     31,345,216.00

     Note factor                                               1.000000000

     Class B
     -------
     Class B principal balance                                9,663,831.00
     Initial Class B principal balance                        9,663,831.00

     Note factor                                               1.000000000

     Class C
     -------
     Class C principal balance                                7,731,065.00
     Initial Class C principal balance                        7,731,065.00

     Note factor                                               1.000000000

     Class D
     -------
     Class D principal balance                                3,865,532.00
     Initial Class D principal balance                        3,865,532.00

     Note factor                                               1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
 (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                             257,024,354.62
 (ii)  Overcollateralization Balance as of the preceding Distribution Date                                              92,095.60
 (iii) Monthly Principal Amount                                                                                     10,843,563.92
 (iv)  Available Amounts remaining after the payment of interest                                                    10,824,295.23
 (v)   ADCB as of the end of the Collection Period                                                                 246,272,886.30
       Cumulative Loss Amount                                                                                           19,268.69

Class B Floor Calculation
-------------------------

      Class B Floor percentage                                                                                               1.86%
      Initial ADCB                                                                                                 386,553,237.98
      Cumulative Loss Amount for current period                                                                         19,268.69
      Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance         11,688,692.60
      Class B Floor                                                                                                 (4,479,533.69)

Class C Floor Calculation
-------------------------

      Class C Floor Percentage                                                                                               1.09%
      Initial ADCB                                                                                                 386,553,237.98
      Cumulative Loss Amount for current period                                                                         19,268.69
      Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                         3,957,627.60
      Class C Floor                                                                                                    275,071.38

Class D Floor Calculation
-------------------------

      Class D Floor percentage                                                                                               0.47%
      Initial ADCB                                                                                                 386,553,237.98
      Cumulative Loss Amount for current period                                                                         19,268.69
      Overcollateralization Balance                                                                                     92,095.60
      Class D Floor                                                                                                  1,743,973.30

Heller Financial, Inc. is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred (Yes/No)                                                                                      No

10% Substitution Limit Calculation
----------------------------------

      ADCB as of the Cut-off Date:                                                                                 386,553,237.98

      Cumulative DCB of Substitute Contracts replacing materially modified contracts                                         0.00
      Percentage of Substitute Contracts replacing materially modified contracts                                             0.00%

      Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                     No

5% Skipped Payment Limit Calculation
------------------------------------

      The percent of contracts with Skipped Payment modifications                                                            0.00%
      The DCB of Skipped Payment modifications exceeds 5% of the Initial ADCB (Yes/No)                                         No
      Any Skipped Payments have been deferred later than January 1, 2006                                                      N/A

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                        357,116,450.22
ADCB as of the last day of the Collection Period                                                         246,272,886.30

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                268,884.00
Number of Contracts that became Defaulted Contracts during the period                                                 4
Defaulted Contracts as a percentage of ADCB (annualized)                                                           1.31%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                 1,341,688.99
Number of Prepaid Contracts as of the last day of the Collection Period                                               8

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts               0.00
Number of Substitute Contracts as of the last day of the Collection Period                                            0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                        0.00
Number of Warranty Contracts as of the last day of the Collection Period                                              0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period             107,982.08

Cumulative Servicer Advances paid by the Servicer                                                          8,279,833.51
Cumulative reimbursed Servicer Advances                                                                    8,279,833.51

Delinquencies and Losses                              Dollars                      Percent
------------------------                              -------                      -------
     Current                                      231,461,884.25                     93.99%
     31-60 days past due                           10,597,046.23                      4.30%
     61-90 days past due                            2,640,300.14                      1.07%
     Over 90 days past due                          1,573,655.68                      0.64%
                                                 ---------------                  --------
     Total                                        246,272,886.30                    100.00%

     31+ days past due                             14,811,002.05                      6.01%

(i)  Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                              3,080,579.61
(ii) Cumulative Recoveries realized on Defaulted Contracts                                                   352,056.08
     Cumulative net losses to date ((i) - (ii))                                                            2,728,523.53
     Cumulative net losses as a percentage of the Initial ADCB                                                     0.71%